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                                                                  CONFORMED COPY



                               TRADEMARK PURCHASE
                        AND LICENSE ASSIGNMENT AGREEMENT



     TRADEMARK PURCHASE AND LICENSE ASSIGNMENT AGREEMENT (this "AGREEMENT") dated as of December 23, 1997, between Cherokee, Inc., a Delaware corporation ("CHEROKEE") and SPELL C. LLC, a Delaware limited liability company ("SPV").

                               W I T N E S S E T H:

     WHEREAS, Cherokee owns the Trademark (as defined below);

     WHEREAS, Cherokee and Licensee (as defined below) have entered into a License Agreement (as defined below), whereby Cherokee granted Licensee certain rights to use the Trademark pursuant to the License Agreement;

     WHEREAS, SPV is a direct, wholly-owned, bankruptcy-remote limited purpose subsidiary of Cherokee; and

     WHEREAS, Cherokee desires to sell, and SPV desires to purchase, the Trademark Rights (as defined below), and Cherokee desires to assign, and SPV desires to assume, the License Rights, in each case upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:



                                   ARTICLE 1

                                  Definitions

     Section 1.0. Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture dated December 23, 1997 between SPV and Wilmington Trust Company, as Trustee (the "INDENTURE"). The following additional terms, as used herein, have the following respective meanings:
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     "AGREEMENT" has the meaning assigned to that term in the first paragraph hereof.



     "ASSIGNED RIGHTS" has the meaning assigned to that term in Section 2.01.

     "ASSIGNMENT" has the meaning assigned to that term in Section 2.01.

     "CHEROKEE" has the meaning assigned to that term in the first paragraph hereof.

     "CHEROKEE LICENSES" has the meaning assigned to that term in Section 2.01.

     "INDIAN HEAD DESIGN" means the design included in Exhibit A.

     "INDENTURE" has the meaning assigned to that term in the introductory sentence to this Section 1.01.

     "LICENSE AGREEMENT" has the meaning assigned to that term in Section 2.01.

     "LICENSEE" has the meaning assigned to that term in Section 2.01.

     "LICENSE RIGHTS" has the meaning assigned to that term in Section 2.01.

     "OTHER EXISTING LICENSES" has the meaning assigned to that term in Section 2.01.

     "OTHER PERMITTED LICENSES" means the Cherokee Licenses and the license granted by SPV to Cherokee pursuant to Section 4.01 hereof.

     "SPV" has the meaning assigned to that term in the first paragraph hereof.

     "SPV INDEMNIFIED PARTIES" has the meaning assigned to that term in Section 8.11.

     "TRADEMARK" means all United States right, title and interest of Cherokee in and to the "Cherokee" trademark and other marks incorporating the name Cherokee, with various stylized designs, including the "Indian Head Design," as used and registered in the United States Patent and Trademark Office, copies of which registrations are attached as Exhibit A hereto.

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     "TRADEMARK RIGHTS" has the meaning assigned to that term in Section 2.01.



                                   ARTICLE 2

                         Sale, Assignment and Transfer

     Section 2.01. Transfer to SPV. On the terms set forth herein and subject to (i) the due execution and delivery of this Agreement by each of the parties hereto and (ii the receipt by Cherokee of the payment required to be made under Section 3.01 hereof, as of the date hereof Cherokee hereby:

     (a) assigns all of its rights and obligations as licensor under the License Agreement (the "LICENSE AGREEMENT") dated as of November 12, 1997 between Cherokee and Dayton Hudson Corporation (the "LICENSEE") together with all rights and privileges granted, secured and provided thereby (the "LICENSE RIGHTS"), such rights to be held and enjoyed by SPV from and after the date hereof, for its own use and benefit and for the use and benefit of its successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by Cherokee if this assignment and assumption had not been made; and

     (b) sells, assigns and transfers to SPV all of its right, title and interest in, to and under the Trademark, together with any United States extensions or renewals thereof, United States trademark registrations and trademark applications for the Cherokee trademark, any other mark incorporating the Cherokee name or the Indian Head Design, and United States common law rights to the Cherokee trademark, other marks incorporating the name Cherokee and the Indian Head Design, whether presently existing or hereafter arising or acquired, together with the good will of the business connected with the use of or symbolized by the foregoing, together with all rights and privileges granted and secured thereby, including without limitation any and all claims and causes of action which may hereafter arise by reason of unfair competition therewith, infringement, violation or dilution thereof or injury to the associated goodwill or otherwise, such rights to be held and enjoyed by SPV, for its own use and benefit and for the use and benefit of its successors, assigns or other legal representatives as fully and entirely as the same would have been held and enjoyed by Cherokee if this assignment had not been made (the "TRADEMARK RIGHTS" and, together with the License Rights, the "ASSIGNED RIGHTS"); provided, that the sale, assignment and transfer contemplated in this clause (b) is subject to
(x) the License Agreement, (y) the other existing licenses of the Trademark set forth in

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Schedule 2.01 (the "OTHER EXISTING LICENSES") and (z) retail license agreements (in the category of cosmetics, bath and body products only) hereafter granted by Cherokee as permitted by Section 7(b)(v)(b) of the License Agreement and Section 4.01 hereof (such other retail license agreements referred to in (z), together with the Other Existing Licenses, the "CHEROKEE LICENSES"), and conveys no interest in the Cherokee Licenses.

     The sale, assignment and transfer contemplated in this Section 2.01 shall together be referred to herein as the "ASSIGNMENT."

     Section 2.02. Acceptance and Assumption. SPV hereby acknowledges its acceptance and assumption of all right, title and interest in and to the Trademark and the License Agreement. SPV hereby expressly assumes all of Cherokee's liabilities and obligations under the License Agreement.

     Section 2.03. Absolute Transfer. Cherokee and SPV hereby agree and acknowledge that the Assignment is an absolute and irrevocable transfer of the Trademark and the License Agreement, and is not intended to be a transfer for purposes of security.

     Section 2.04. No Recourse. The Assignment shall be without recourse, representation or warranty except as expressly provided herein. Without limiting the generality of the foregoing, Cherokee shall have no responsibility for performance by the Licensee of its obligations under the License Agreement.



                                   ARTICLE 3

                           Payment of Purchase Price

     Section 3.01. Purchase Price. As consideration for the Assignment, SPV shall, by not later than 1:00 p.m. New York time on the date hereof, pay or cause to be paid to Cherokee an amount equal to $47,845,558.83.

     Section 3.02. Allocation. Cherokee and SPV agree that any payments due pursuant to the License Agreement after the date hereof shall be payable to, and for the account of, SPV, regardless of whether some portion thereof may have accrued prior to the date hereof.

     Section 3.03. Account Information. The payment hereunder to Cherokee shall be made in immediately available funds, without setoff, deduction or

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counterclaim by payment to such bank account as Cherokee may specify for this purpose.



                                   ARTICLE 4

                            Other Permitted Licenses

     Section 4.01. License to Cherokee. SPV hereby grants to Cherokee, and Cherokee hereby accepts, the right and license to use the Trademark to the extent necessary or appropriate to enable Cherokee to grant and maintain the Cherokee Licenses and perform its obligations thereunder and receive the rights and benefits thereof, in each case subject to Section 4.02. Except as contemplated by Section 4.02, no royalty shall be payable by Cherokee for any license granted pursuant to this Section 4.01. The license granted pursuant to this Section 4.01 shall be memorialized in a license agreement in the form of Exhibit D.

     Section 4.02. Extension of Other Permitted Licenses. Cherokee will not grant, extend or amend any of the Cherokee Licenses in contravention of Section 7(b)(v) of the License Agreement. In addition, Cherokee will not, without the prior written consent of SPV, extend the term of the Other Existing Licenses with Brylane, Calder and/or Pamida or with Dayton Hudson Corporation; provided that notwithstanding the foregoing Cherokee may agree to extend the term of any of such Other Existing Licenses (other than the Other Existing License with Dayton Hudson Corporation) so long as, prior thereto, Cherokee shall have assigned to SPV, absolutely, the right to receive 50% of all royalties payable under such Other Existing License during its extended term, and made arrangements for the payment of such portion of the royalty directly to the Trustee for the account of SPV, all pursuant to documents reasonably satisfactory in form and substance to SPV and the Trustee. Upon and subject to such arrangements having been made, the license granted pursuant to Section 4.01 shall apply to the extended term of such Other Existing License.



                                   ARTICLE 5

                   Representations and Warranties of Cherokee

     Cherokee represents and warrants to SPV as of the date hereof that:

     Section 5.01. Trademark. (a) The Trademark is validly registered under the Lanham Act as set forth in Exhibit A. Except as set forth in Schedule 5.01, no

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other registration or filing with any governmental authority is necessary or appropriate to maintain and protect the Trademark for the uses contemplated by the License Agreement.

     (b) Prior to the transfer and assignment contemplated in Section 2.01 hereof, Cherokee owns and possesses all right, title and interest in and to the Trademark, and, except for the License Agreement, the Other Permitted Licenses and the Strategic Partners Agreement dated July 17, 1995, between Cherokee and Strategic Partners, Inc., the Trademark Rights are not subject to any judgment, injunction, order, decree, pledge, encumbrance or agreement restricting the use thereof or restricting the licensing thereof to any Person.

     (c) To Cherokee's knowledge, there are no existing or threatened claims or proceedings alleging that use of the Trademark Rights by Cherokee or any of its licensees in the United States infringes any third party's rights or challenging the ownership of any registration of the Trademark in any jurisdiction in the United States and Cherokee is not aware of any grounds for any such claims or proceedings, except as set forth in Schedule 5.01.

     (d) The Trademark Rights include all trademarks or service marks owned and used by Cherokee in connection with the transactions described in the License Agreement, except as set forth in Schedule 5.01.

     (e) The use of the Trademark Rights permitted by the License Agreement does not infringe any rights owned or possessed by any third party.

     (f) To Cherokee's knowledge, no Person is infringing or misappropriating any of the Trademark Rights, except as set forth in Schedule 5.01.

     Section 5.02. License Agreement. The License Agreement is a valid and binding agreement of each of Cherokee and the Licensee and is in full force and effect, and neither Cherokee nor Licensee is in default or breach in any material respect under the terms of the License Agreement. A true and correct copy of the License Agreement as in effect on the date hereof is set forth in Exhibit B hereto.

     Section 5.03. Transfer Effective. This Agreement is effective in accordance with its terms to transfer the Assigned Rights to SPV, and upon satisfaction of the conditions specified in clauses (i) and (ii) of Section 2.01, SPV will be the owner of the Assigned Rights free and clear of any claim, judgment, injunction, order, decree, pledge, encumbrance or agreement restricting the use thereof or restricting licensing thereof to any Person, except as set forth in Section 5.01(b). Except for the recordation of a Memorandum of Assignment in

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substantially the form of Exhibit C hereto with the United States Patent and
Trademark Office, no registration or filing with any governmental authority is necessary or appropriate in connection with the transfer of the Assigned Rights by Cherokee to SPV pursuant to this Agreement.

     Section 5.04. Corporate Existence and Power. Cherokee is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

     Section 5.05. Corporate Authorization. The execution, delivery and performance by Cherokee of this Agreement and the Administrative Services Agreement and the consummation of the transactions contemplated hereby and thereby are within Cherokee's corporate powers and have been duly authorized by all necessary corporate action on the part of Cherokee. This Agreement and the Administrative Services Agreement each constitutes a valid and binding agreement of Cherokee enforceable against Cherokee in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 5.06. Governmental Authorization. The execution, delivery and performance by Cherokee of this Agreement and the Administrative Services Agreement and the consummation of the transactions contemplated hereby and thereby require no action by or in respect of, or filing with, any governmental body, agency or official, except, with respect to this Agreement, for the filing of an instrument of transfer in the form of Exhibit C with the United States Patent and Trademark Office.

     Section 5.07. Noncontravention. The execution, delivery and performance by Cherokee of this Agreement and the Administrative Services Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the certificate of incorporation or bylaws of Cherokee, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree or (iii) constitute a default under, require any consent under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Cherokee or to a loss of any benefit relating to the Trademark or the License Agreement to which Cherokee is entitled under, any provision of any agreement or other instrument binding upon Cherokee.

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                                   ARTICLE 6

                     Representations and Warranties of SPV

     SPV represents and warrants to Cherokee as of the date hereof that:

     Section 6.01. Limited Liability Company Existence and Power. SPV is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all legal powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

     Section 6.02. Limited Liability Company Authorization. The execution, delivery and performance by SPV of this Agreement and the Administrative Services Agreement and the consummation of the transactions contemplated hereby and thereby are within the legal powers of SPV and have been duly authorized by all necessary legal action on the part of SPV. This Agreement and the Administrative Services Agreement each constitutes a valid and binding agreement of SPV enforceable against SPV in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 6.03. Governmental Authorization. The execution, delivery and performance by SPV of this Agreement and the Administrative Services Agreement and the consummation of the transactions contemplated hereby and thereby require no action by or in respect of, or filing with, any governmental body, agency or official.

     Section 6.04. Non-Contravention. The execution, delivery and performance by SPV of this Agreement and the Administrative Services Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the certificate of formation or limited liability company agreement of SPV, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree or (iii) constitute a default under, require any consent under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of SPV or to a loss of any benefit relating to the Trademark or the License Agreement to which SPV is entitled under, any provision of any agreement or other instrument binding upon SPV.

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                                   ARTICLE 7

                                Confidentiality

     Section 7.01. Confidentiality. (a) The parties hereby agree that the disclosure of the arrangements and understandings contemplated hereby shall only be made at such time and in such manner as the parties shall specifically agree.

     (b) Notwithstanding clause (a) of this Section 7.01, disclosures of such arrangements and understandings may be made to the Noteholders and the Trustee to the extent necessary to allow the performance of the Basic Documents by the parties thereto, to the Licensee to the extent necessary to allow the performance of the License Agreement by the parties thereto and may be made to other third parties (i) if such arrangements and understandings are in the public domain and have entered the public domain through no fault of the party seeking to make such disclosure or its affiliates or representatives, or (ii) to the extent disclosure is compelled by law or court order.



                                   ARTICLE 8

                                 Miscellaneous

     Section 8.01. Further Assurances. Cherokee will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the United States Patent and Trademark Office) that from time to time may be necessary, or that SPV may reasonably request, in furtherance of the purposes of this Agreement.

     Section 8.02. Notices. All notices and other communications hereunder shall be in writing (including telecopy or similar writing) and shall be given to such party (x) in the case of Cherokee, at 6835 Valjean Avenue, Van Nuys, CA 91406 or (y) in the case of SPV at 625 Landor Lane, Pasadena, CA 91106 (with copies in each case to Wilmington Trust Company, at its address set forth in the Indenture) or such other address or telecopy number as such party may hereafter specify for such purpose by notice given hereunder. Each such notice, request or other communication shall be effective when received.

     Section 8.03. Severability. Should any provision of this Agreement for any reason be declared invalid or unenforceable, such declaration shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provisions shall remain in full force and effect and the application of

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such invalid or unenforceable provision to persons or circumstances other than those as to which it has been held invalid or unenforceable shall be valid and enforced to the fullest extent permitted by law.

     Section 8.04. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including without limitation, by operation of law, by any party hereto without the prior written consent of the other party hereto; provided, that SPV may assign such rights, interests and obligations in accordance with the Security Agreement.

     Section 8.05. Dispute Resolution. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought only in the courts of the State of New York and of the United States of America, in each case located in the County of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) and waives any objection to venue laid therein. Each of the parties agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address for notices under Section 8.02.

     Section 8.06. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     Section 8.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

     Section 8.08. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     Section 8.09. Waiver. Any failure by any party to comply with any obligation, covenant or agreement herein or to fulfill any condition herein may be waived only by a written notice from the party entitled to the benefits thereof. No failure by either party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise

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of any right hereunder preclude any other or future exercise of that right or any other right hereunder by that party.

     Section 8.10. Expenses. Except as otherwise specifically provided in this Agreement, each of SPV and Cherokee will bear the cost of its own performance under this Agreement.

     Section 8.11. Indemnity. Cherokee shall indemnify and hold harmless SPV and its officers, directors, employees, agents and representatives (collectively, the "SPV INDEMNIFIED PARTIES") from and against any and all liabilities, losses, claims, suits, damages, reasonable costs and expense (including, without limitation, reasonable fees and disbursement of legal counsel, accountants and other experts) incurred by the SPV Indemnified Parties arising out of or in connection with (i) any breach by Cherokee of any of its representations and warranties or covenants under this Agreement or (ii) to the extent arising from transactions occurring or circumstances existing at or prior to the date of this Agreement any actual or alleged trademark infringement, unfair competition or infringement of similar proprietary rights, arising solely out of the use by SPV and/or the Licensee of the Trademark as authorized pursuant to the License Agreement.

     Section 8.12. No Petition. Cherokee hereby agrees that it shall not acquiesce in, petition or otherwise invoke or cause SPV to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against SPV under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of SPV or any substantial part of the property of SPV, or ordering the winding up or liquidation of the affairs of SPV.

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     IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

                                            CHEROKEE, INC.

                                            By: /s/ Robert Margolis
                                                --------------------------
                                                Name:  Robert Margolis
                                                Title: Chairman of the Board
                                                       of Directors and Chief
                                                       Executive Officer




                                            SPELL C. LLC

                                            By: /s/ Carol Gratzke
                                                --------------------------
                                                Name: Carol Gratzke
                                                Title: Secretary and Treasurer

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